UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): March 12, 2018

AeroGrow International, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-33531	46-0510685
(Commission File Number)	(IRS Employee Identification No.)

6075 Longbow Drive, Suite 200, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 444-7755

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2018, the Board of Directors (the “Board”) of AeroGrow International, Inc. (the “Company”) appointed Mr. H. MacGregor Clarke and Mr. David B. Kent to the Board. Mr. Clarke will serve on the Audit Committee and Mr. Kent will serve on the Governance Committee of the Board.

Upon Mr. Clarke’s and Mr. Kent’s appointment as a non-employee director, Mr. Clarke will receive the standard annual benefits paid to each non-employee director, an annual retainer of $40,000, paid quarterly in installments.

In connection with the new appointments, the Company, Mr. Clarke and Mr. Kent will enter into the Company’s standard indemnification agreement for officers and directors.

There are no arrangements or understandings between Mr. Clarke or Mr. Kent and the Company or any other person pursuant to which Mr. Clarke or Mr. Kent was appointed as a director of the Company. Mr. Clarke formerly served as the Company’s Chief Financial Officer from May 2008-April 2013.  Mr. Kent is not related to any officer or director of the Company. There are no transactions or relationships between Mr. Clarke or Mr. Kent and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	SEC File Number	Exhibit	Filing Date

10.1	Form of Indemnification Agreement for Officers and Directors of the Company (incorporated by reference to Exhibit 10.10 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed November 10, 2010)	8-K	001-33531	10.10	11/10/10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.
(Registrant)

Date: March 12, 2018	By:	/s/ Grey H. Gibbs
Grey H. Gibbs Principal Accounting Officer

EXHIBIT INDEX
		Incorporated by Reference
Exhibit Number	Description	Form	SEC File Number	Exhibit	Filing Date

10.1	Form of Indemnification Agreement for Officers and Directors of the Company (incorporated by reference to Exhibit 10.10 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed November 10, 2010)	8-K	001-33531	10.10	11/10/10